SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  March 9, 1999



                  KOHL'S CORPORATION

(Exact name of registrant as specified in its charter)


     Wisconsin            1-11084           39-1630919
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


N56 W17000 Ridgewood Drive
Menomonee Falls, WI                             53051
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (414) 703-7000

Item 5.  Other Events

     On March 9, 1999, the Company announced its earnings results for the fiscal year ended January 30, 1999. Attached as Exhibit 99.1 is a copy of the Company's press release dated March 9, 1999.

     On March 4, 1999, the Company reported that net sales and sales growth for the four weeks ended
February 27, 1999 and February 28, 1998 were as follows:

                     Sales Summary
                    ($ in millions)

                                            Percentage Increase
               Fiscal Period Ended          at February 27, 1999
               Feb. 27     Feb. 28           All      Comparable
                1999         1998           Stores      Stores

February      $209.6       $168.1            24.7%       11.2%

     For more information please refer to the Company's other filings with the Securities and Exchange
Commission.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          99.1      Press Release dated March 9, 1999

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 10, 1999          KOHL'S CORPORATION



                                By:/s/ Arlene Meier
                                   ---------------------
                                   Arlene Meier, Chief
                                   Financial Officer

                     EXHIBIT INDEX

No.            Description

99.1           Press Release dated March 9, 1999